UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
EMPOWER FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Empower Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2022

Item 1. REPORTS TO STOCKHOLDERS
EMPOWER FUNDS, INC.
Empower Small Cap Value Fund (Formerly Great-West Small Cap Value Fund)
(Institutional Class and Investor Class)
Annual Report
December 31, 2022
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Hotchkis & Wiley Capital Management, LLC (“Hotchkis & Wiley”) and Loomis, Sayles, & Company, L.P. (“Loomis”)
Fund Performance
For the twelve-month period ended December 31, 2022, the Fund (Investor Class shares) returned -10.03%, relative to a -14.48% return for the Russell 2000® Value Index, the Fund’s benchmark index.
Hotchkis & Wiley Commentary
In calendar year 2022, the economy and capital markets experienced numerous milestones that had not been observed for quite some time. The Russell 2000® Index declined -20.4%, its worst year since the great financial crisis. Value stocks declined but held up much better than growth stocks. The Russell 2000 Value Index declined -14.48% compared to the Russell 2000® Growth Index’s -26.4% decline. Considering value’s significant outperformance in periods of elevated/rising inflation and interest rates, and its outperformance coming out of economic slowdowns, we are optimistic that value’s outperformance can persist.
The portion of the Fund sub-advised by Hotchkis & Wiley (the “HW portfolio”) declined less than the benchmark index over calendar year 2022. The overweight in energy was the largest contributor to relative performance. Stock selection in financials and information technology also helped relative performance, along with underweights to health care, communication services, and real estate. The overweight in consumer discretionary detracted from relative performance, as did stock selection in consumer staples and energy.
Inflation peaked midyear at 9.1%, the highest reading in more than 40 years. To combat rising prices, the Federal Reserve (the “Fed”) increased the Fed funds rate by more than 400 basis points over the course of 2022, from 0.25% to 4.5% (upper bounds). This was the largest rate hike in any calendar year since 1973, and the current 4.5% level is its highest in more than 15 years. Other interest rates followed suit. 10-year treasury yields peaked above 4% for the first time in more than a decade; 30-year mortgage rates peaked above 7% for the first time in more than 2 decades. Yields on corporate credit also increased significantly. The treasury yield curve remains significantly inverted, which has been a harbinger of recessions historically. The tight labor market exhibited strong contrasting signals, however, with the unemployment rate reaching a 50-year low. Expectations for future corporate earnings are roughly flat, thus the stock market’s decline was entirely due to a compression in valuation multiples as opposed to an actual or expected decline in earnings.
Forecasting economic growth and/or predicting recessions is not our expertise. We do, however, fully acknowledge current warning signs, e.g., continued Fed tightening and the yield curve. Two things providing solace in the event of an economic slowdown are modest financial leverage and attractive valuations. There are fewer excesses in the system compared to prior recessionary periods like 2008. Unlike then, balance sheets of both consumers and financial institutions are quite strong today. Further, equity valuations are reasonable, and in select market segments, unusually attractive. A strong argument could be made that a recession is already priced into equity markets, at least in certain market segments, which is different compared to recessionary periods like 2002. While several signs point to an economic slowdown, several others suggest that the severity would be manageable and/or much of the pain has already been felt.

The Russell 2000 Value Index energy sector returned +60% in 2022, the best performing sector by a substantial margin. The only other Russell 2000 Value Index sector with a return above zero was utilities, which was up just +0.4%. Crude oil is a depleting resource/commodity. Put simply, when oil is extracted from a well, that well now contains less oil, and what remains is increasingly difficult to extract. As a result, wells produce less oil as they age, the pace of which is called its decline rate. To maintain flat production, therefore, companies must invest considerable sums in new projects to replace these wells’ declining production. To increase production, these investments need to be substantial. In recent years, however, energy companies have spent unusually little on new production, instead using cash flows to pay down debt and/or return to shareholders. Our view has been, and continues to be, that this lack of investment will create a situation where supply, i.e., production, is unable to keep pace with global demand. This imbalance keeps the price of oil elevated and facilitates strong free cash flows for energy companies. Much of the cash flow is earmarked for share repurchases, which is accretive to earnings per share. Capital expenditures, i.e., new investments, have increased recently, but it takes a long time for such investments to result in actual production. Thus, this imbalance could persist for some time. Meanwhile, energy stocks’ valuations remain compelling even after the impressive performance because they are coming from such a low base. Free cash flow yields are well into the teens, hence our continued overweight.
Financials represents the HW portfolio’s largest weight, and second largest overweight relative to the benchmark index. Our thesis on financials is straightforward - it is the most attractively valued sector in the HW portfolio. The sector trades at notable discounts to other parts of the market and relative to its own history, despite balance sheets that are well positioned to withstand a potential economic slowdown.
Loomis Commentary
The bullish tone supporting equity markets over the past few years changed quite dramatically in early 2022 resulting in one of the weakest performing U.S. stock markets on record. No equity investment style or capitalization range was spared, and even most bond market indices produced losses for the calendar year. Commodity prices, oil and natural gas produced gains for the year, a function of many years of infrastructure underinvestment, a land war in Europe, disrupted supply chains, and a global economy returning to pre-pandemic economic levels. Heightened inflation and the Fed’s response via higher interest rates, were the primary factors behind a decline in market valuations, which more than offset continued (albeit slower) growth in U.S. corporate profits. While the small cap Russell 2000® Index return of -20.4% was slightly behind the large cap Russell 1000® Index return of -19.1%, most notable was a second consecutive year where value stocks widely outperformed growth stocks across small caps. Return differential was again significant as the Russell 2000 Value Index returned -14.48% versus -26.4% for the Russell 2000 Growth Index for the year. Importantly, quality was a successful theme for most of the year, as higher returning business models with greater revenue and earnings visibility far outperformed more speculative and money losing segments of the market. These factors had meaningful impacts on sector performance within the small cap broad based Russell 2000 Index as segments of the market with higher valuations, such as biotechnology and software, lagged the overall market while energy was the top performing index sector for the year with a return that topped 50%.
The portion of the Fund sub-advised by Loomis Sayles (the “Loomis portfolio”) outperformed the benchmark index during the twelve-month period ended December 31, 2022. The Loomis portfolio’s relative return benefitted from its quality orientation as higher quality stocks significantly outperformed lower quality stocks during the year. In such an environment, stock selection metrics accounted for the entirety of the excess return versus the benchmark index more than offsetting lagging sector allocation effects, primarily in the energy sector. In addition to favorable market conditions, very strong stock selection in the information technology, health care and industrials sectors also aided relative return. Offsetting these positives was trailing stock selection in the financials and consumer staples sectors and a few top performers in 2021 ceding a share of their prior gains during 2022. The Loomis portfolio significantly increased its weight to energy over the year based on strong industry fundamentals and more shareholder friendly capital allocation decisions by company management. However, the underweight to the sector in early 2022 had a meaningful negative impact to relative return as oil prices increased significantly. The Loomis portfolio return trailed the benchmark index after the first quarter but rallied throughout the year to outperform it for the calendar year period.
The two largest contributors to performance at the individual security level were energy companies Weatherford International and ChampionX Corporation. Weatherford provides equipment and services to the oil and natural gas exploration and production industry. The business is weighted toward geographies outside of North America, including regions where exploration and production activity is expected to demonstrate healthy growth. The stock was a new addition during 2022 after the company’s new management had progressed in profitably reorienting the business, as well as further improvement in the recapitalized balance sheet after re-emergence from bankruptcy. The rally in the shares off a deeply discounted valuation reflected a "rediscovery" of the company by investors after years of being shunned due to sub-par financial results and poor sentiment toward prior management. ChampionX provides a variety of products and solutions to help energy companies develop oil and gas properties and to enhance production. Most of the price appreciation was in the final quarter of the year after strong earnings were reported in October, and management directly addressed concerns which had previously weighed upon the stock. Finally, strong free cash flow generation has resulted in a conservative balance sheet, leaving the company with options to increase return of capital to shareholders through dividend payments or share repurchase.
The largest detractors of performance include Triumph Financial and Pathward Financial. Triumph, a specialty bank focusing on providing factor financing to trucking fleets had early success building out a payments network for clients, but initial costs to roll-out the service, combined with a weaker trucking market late in 2022 impacted both earnings and sentiment toward the stock. We reduced our holding during the fourth quarter. Pathward Financial (formerly Meta Financial) provides a number of financial products and services along with providing prepaid cards. Several factors contributed to a reduced stock price, including a downsizing of the tax refund lending business, weaker lending trends in certain niche commercial markets, and lower lending yields. On the reduced company earnings guidance, we eliminated the position following disappointing news during the third quarter of the year.
During the period we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions include energy equipment and services provider Weatherford International; Northern Oil and Gas, an independent energy company engaged in the exploration and production of oil and natural gas properties; and Crocs, Inc., a designer and distributor of casual lifestyle footwear for women, men and children. Positions eliminated include financial services provider Pathward Financial; Dana Incorporated, a tier-one supplier of drive-train components to the auto and off-highway vehicle markets due to elevated debt levels; and First American Financial Corp, a leading provider of real estate title insurance due to an elevated market capitalization.
While we do not make major adjustments to the Loomis portfolio based on near-term macroeconomic expectations, they are part of the mosaic of inputs, and we adjust position sizes to reflect our level of fundamental conviction and the risk/reward outlook. Sector weight changes during the period reflected both our security repositioning as well as market impacts. As a result, our weights in the financials and consumer discretionary sectors were reduced and our weights to the energy and health care sectors increased.
At the end of 2022, the Loomis portfolio continued to be positioned in the larger capitalization range of the small cap universe and focused on those companies featuring higher quality business models and balance sheets, with good earnings visibility and continued growth potential. Through the stock selection process, the Loomis portfolio is broadly diversified across all economic sectors, with a relative overweight to the industrials, information technology and energy sectors while underweight to the financials, real estate and consumer discretionary sectors.
The views and opinions in this report were current as of December 31, 2022 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2022 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	-9.70%	5.23%	7.03%
Investor Class	-10.03%	4.86%	9.10%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2022 (unaudited)
Sector	Percentage of Fund Investments
Financial	26.65%
Industrial	18.46
Consumer, Non-cyclical	16.87
Consumer, Cyclical	12.18
Energy	9.35
Technology	5.95
Basic Materials	3.61
Utilities	2.87
Communications	2.37
Short Term Investments	1.69
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/22)	(12/31/22)	(07/01/22 – 12/31/22)
Institutional Class
Actual	$1,000.00	$ 1,086.88	$ 3.89
Hypothetical (5% return before expenses)	$1,000.00	$ 1,021.48	$3.77
Investor Class
Actual	$1,000.00	$ 1,084.44	$ 5.73
Hypothetical (5% return before expenses)	$1,000.00	$ 1,019.71	$5.55
* Expenses are equal to the Fund's annualized expense ratio of 0.74% for the Institutional Class shares and 1.09% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2022
Shares		Fair Value
COMMON STOCK
Basic Materials — 3.57%
9,900	AdvanSix Inc	$ 376,398
72,446	Arconic Corp(a)	1,532,957
19,923	Ashland Inc	2,142,320
38,591	Cabot Corp	2,579,423
24,700	Constellium SE(a)	292,201
51,200	Ecovyst Inc(a)	453,632
3,800	Hawkins Inc	146,680
2,200	Ingevity Corp(a)	154,968
5,400	Kaiser Aluminum Corp	410,184
32,400	Mercer International Inc	377,136
5,300	Minerals Technologies Inc	321,816
500	NewMarket Corp	155,555
11,428	Rogers Corp(a)	1,363,818
21,100	Trinseo PLC	479,181
86,020	Valvoline Inc	2,808,553
		13,594,822
Communications — 2.35%
7,000	ePlus Inc(a)	309,960
80,614	Gray Television Inc	902,071
10,800	InterDigital Inc	534,384
2,300	Preformed Line Products Co	191,567
36,300	Scholastic Corp	1,432,398
62,000	Stagwell Inc(a)	385,020
5,500	TEGNA Inc	116,545
48,571	Thryv Holdings Inc(a)	922,849
53,530	TripAdvisor Inc(a)	962,469
64,100	United States Cellular Corp(a)	1,336,485
174,108	Viavi Solutions Inc(a)	1,829,875
		8,923,623
Consumer, Cyclical — 12.06%
14,300	Adient PLC(a)	496,067
12,100	Allison Transmission Holdings Inc	503,360
1,900	Asbury Automotive Group Inc(a)	340,575
1,100	Big 5 Sporting Goods Corp(b)	9,713
15,400	Bloomin' Brands Inc	309,848
11,900	Blue Bird Corp(a)	127,449
5,200	BlueLinx Holdings Inc(a)	369,772
32,303	Boot Barn Holdings Inc(a)	2,019,584
11,700	Brinker International Inc(a)	373,347
31,459	Brunswick Corp	2,267,565
1,900	Carter's Inc	141,759
23,900	Cato Corp Class A	222,987
5,800	Century Communities Inc	290,058
10,777	Churchill Downs Inc	2,278,581
29,422	Crocs Inc(a)	3,190,227
4,000	Dine Brands Global Inc	258,400
13,700	El Pollo Loco Holdings Inc	136,452
19,400	Funko Inc Class A(a)(b)	211,654
29,900	G-III Apparel Group Ltd(a)	409,929
5,000	Genesco Inc(a)	230,100
4,175	Global Industrial Co	98,238
23,400	Goodyear Tire & Rubber Co(a)	237,510
Shares		Fair Value
Consumer, Cyclical — (continued)
12,900	Green Brick Partners Inc(a)	$ 312,567
2,300	Group 1 Automotive Inc	414,851
14,300	Haverty Furniture Cos Inc	427,570
5,100	Hibbett Inc	347,922
17,100	Hooker Furnishings Corp	319,770
38,774	IAA Inc(a)	1,550,960
32,500	Interface Inc	320,775
2,200	Jack in the Box Inc	150,106
13,613	JAKKS Pacific Inc(a)	238,091
7,900	Johnson Outdoors Inc Class A	522,348
63,886	KB Home	2,034,769
44,000	Kimball International Inc Class B	286,000
3,200	Kontoor Brands Inc	127,968
11,300	Lakeland Industries Inc(a)	150,290
13,900	La-Z-Boy Inc	317,198
10,681	LCI Industries	987,458
52,340	Liberty Media Corp-Liberty Braves Class C(a)	1,686,918
51,300	LL Flooring Holdings Inc(a)	288,306
6,100	M/I Homes Inc(a)	281,698
12,400	MarineMax Inc(a)	387,128
18,065	Marriott Vacations Worldwide Corp	2,431,368
3,200	Meritage Homes Corp(a)	295,040
52,286	Methode Electronics Inc	2,319,930
8,900	Miller Industries Inc	237,274
28,000	MillerKnoll Inc	588,280
150,377	MRC Global Inc(a)	1,741,366
7,200	Nu Skin Enterprises Inc Class A	303,552
15,100	OneWater Marine Inc Class A(a)	431,860
2,700	PC Connection Inc	126,630
19,600	Resideo Technologies Inc(a)	322,420
6,000	Rush Enterprises Inc Class A	313,680
17,100	Ruth's Hospitality Group Inc	264,708
4,600	ScanSource Inc(a)	134,412
6,000	Signet Jewelers Ltd	408,000
48,299	Skyline Champion Corp(a)	2,487,881
4,800	Sleep Number Corp(a)	124,704
11,000	Sonic Automotive Inc Class A	541,970
10,200	Steven Madden Ltd	325,992
10,000	Taylor Morrison Home Corp(a)	303,500
5,200	Thor Industries Inc	392,548
10,700	Travel + Leisure Co	389,480
7,100	TravelCenters of America Inc(a)	317,938
15,300	Tri Pointe Homes Inc(a)	284,427
57,707	Urban Outfitters Inc(a)	1,376,312
50,600	Vera Bradley Inc(a)	229,218
21,800	Vista Outdoor Inc(a)	531,266
20,650	VSE Corp	968,072
67,278	Wabash National Corp	1,520,483
12,400	World Fuel Services Corp	338,892
1,970	Xperi Inc(a)	16,962
5,500	Zumiez Inc(a)	119,570
		45,863,603

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Consumer, Non-Cyclical — 16.69%
33,500	Aaron's Co Inc	$ 400,325
6,500	ABM Industries Inc	288,730
73,900	ACCO Brands Corp	413,101
105,918	Alta Equipment Group Inc	1,397,058
15,991	AMN Healthcare Services Inc(a)	1,644,195
62,794	Andersons Inc	2,197,162
26,700	B&G Foods Inc(b)	297,705
89,887	BellRing Brands Inc(a)	2,304,703
7,900	BGSF Inc	121,028
7,500	Brink's Co	402,825
8,700	Cass Information Systems Inc	398,634
6,500	Central Garden & Pet Co(a)	243,425
11,289	Charles River Laboratories International Inc(a)	2,459,873
19,100	Colliers International Group Inc(b)	1,757,964
15,451	CONMED Corp	1,369,577
125,586	Custom Truck One Source Inc(a)	793,704
50,814	Embecta Corp	1,285,086
44,038	Emerald Holding Inc(a)	155,895
45,300	Emergent BioSolutions Inc(a)	534,993
28,839	Euronet Worldwide Inc(a)	2,721,825
200	Graham Holdings Co Class B	120,842
25,900	Healthcare Services Group Inc	310,800
18,500	Heidrick & Struggles International Inc	517,445
22,900	Herbalife Nutrition Ltd(a)(b)	340,752
38,113	Herc Holdings Inc	5,014,527
62,504	Inmode Ltd(a)	2,231,393
20,895	Insperity Inc	2,373,672
43,000	Ironwood Pharmaceuticals Inc(a)	532,770
7,302	J & J Snack Foods Corp	1,093,182
7,872	Jazz Pharmaceuticals PLC(a)	1,254,088
27,913	John Wiley & Sons Inc Class A	1,118,195
20,200	Kelly Services Inc Class A	341,380
6,100	Kforce Inc	334,463
42,402	Korn Ferry	2,146,389
46,953	Lantheus Holdings Inc(a)	2,392,725
3,900	ManpowerGroup Inc	324,519
2,800	Medifast Inc	322,980
5,200	National HealthCare Corp	309,400
8,300	Natural Grocers by Vitamin Cottage Inc	75,862
67,122	Nomad Foods Ltd(a)	1,157,183
76,991	Option Care Health Inc(a)	2,316,659
19,700	Organogenesis Holdings Inc(a)	52,993
40,896	Pacira BioSciences Inc(a)	1,578,995
19,600	Phibro Animal Health Corp Class A	262,836
15,600	Premier Inc Class A	545,688
87,424	Quanex Building Products Corp	2,070,200
23,900	Rent-A-Center Inc	538,945
20,800	Resources Connection Inc	382,304
13,300	Select Medical Holdings Corp	330,239
16,474	Spectrum Brands Holdings Inc	1,003,596
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
76,863	Supernus Pharmaceuticals Inc(a)	$ 2,741,703
15,600	Taro Pharmaceutical Industries Ltd(a)	453,024
49,975	Tenet Healthcare Corp(a)	2,438,280
25,400	TrueBlue Inc(a)	497,332
12,500	United Therapeutics Corp(a)	3,476,125
6,200	USANA Health Sciences Inc(a)	329,840
13,700	V2X Inc(a)	565,673
57,800	Vanda Pharmaceuticals Inc(a)	427,142
		63,511,949
Energy — 9.25%
26,600	Alto Ingredients Inc(a)	76,608
76,487	Antero Resources Corp(a)	2,370,332
57,300	Berry Corp	458,400
65,845	California Resources Corp	2,864,916
103,412	ChampionX Corp	2,997,914
3,726	Chord Energy Corp	509,754
9,300	Civitas Resources Inc	538,749
40,100	Crescent Energy Co Class A(b)	480,799
52,663	Delek US Holdings Inc	1,421,901
3,700	Denbury Inc(a)	321,974
22,500	Dril-Quip Inc(a)	611,325
68,300	Equitrans Midstream Corp	457,610
121,918	Expro Group Holdings NV(a)	2,210,373
52,000	Helix Energy Solutions Group Inc(a)	383,760
10,600	Kinetik Holdings Inc(b)	350,648
89,500	Kosmos Energy Ltd(a)	569,220
6,300	Laredo Petroleum Inc(a)	323,946
19,700	Liberty Energy Inc	315,397
13,800	Matrix Service Co(a)	85,836
62,000	National Energy Services Reunited Corp(a)	430,280
85,200	Newpark Resources Inc(a)	353,580
26,373	NextEra Energy Partners LP(b)	1,848,484
35,100	NexTier Oilfield Solutions Inc(a)	324,324
50,445	Noble Corp PLC(a)	1,902,281
130,439	Northern Oil and Gas Inc	4,020,129
18,500	Par Pacific Holdings Inc(a)	430,125
58,700	Permian Resources Corp	551,780
5,300	Precision Drilling Corp(a)	406,510
27,600	ProPetro Holding Corp(a)	286,212
11,900	Ranger Oil Corp Class A	481,117
9,000	REX American Resources Corp(a)	286,740
30,200	Solaris Oilfield Infrastructure Inc Class A	299,886
190,770	Southwestern Energy Co(a)	1,116,005
17,500	Talos Energy Inc(a)	330,400
27,400	TechnipFMC PLC(a)	334,006
12,500	Tidewater Inc(a)	460,625
55,500	Vertex Energy Inc(a)(b)	344,100
71,521	Weatherford International PLC(a)	3,641,849
		35,197,895

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Financial — 26.38%
4,900	1st Source Corp	$ 260,141
3,100	ACNB Corp	123,411
31,073	Agree Realty Corp REIT	2,204,008
2,100	Alexander's Inc REIT	462,126
14,700	American Equity Investment Life Holding Co	670,614
71,264	Ameris Bancorp	3,359,385
11,300	Apollo Commercial Real Estate Finance Inc REIT	121,588
12,400	Artisan Partners Asset Management Inc Class A	368,280
22,300	Associated Banc-Corp	514,907
9,400	Assured Guaranty Ltd	585,244
71,103	Atlantic Union Bankshares Corp	2,498,559
7,100	Axis Capital Holdings Ltd	384,607
3,000	B Riley Financial Inc(b)	102,600
5,200	Bank of Marin Bancorp	170,976
15,000	BankUnited Inc	509,550
7,500	BayCom Corp	142,350
7,400	BCB Bancorp Inc	133,126
54,900	Braemar Hotels & Resorts Inc REIT	225,639
13,700	Bread Financial Holdings Inc	515,942
8,300	Bridgewater Bancshares Inc(a)	147,242
5,000	Brighthouse Financial Inc(a)	256,350
19,900	BrightSpire Capital Inc REIT	123,977
21,400	Brookline Bancorp Inc	302,810
104,191	Cadence Bank	2,569,350
6,200	Camden National Corp	258,478
69,583	Cannae Holdings Inc(a)	1,436,889
32,000	Capitol Federal Financial Inc	276,800
13,000	Cathay General Bancorp	530,270
18,000	Central Pacific Financial Corp	365,040
8,400	Central Valley Community Bancorp	177,912
7,600	Civista Bancshares Inc	167,276
5,500	CNB Financial Corp	130,845
23,500	CNO Financial Group Inc	536,975
17,400	Columbia Banking System Inc	524,262
1,900	Community Financial Corp	75,810
6,600	Community Trust Bancorp Inc	303,138
22,100	ConnectOne Bancorp Inc	535,041
12,600	CrossFirst Bankshares Inc(a)	156,366
46,200	Cushman & Wakefield PLC(a)	575,652
17,100	Customers Bancorp Inc(a)	484,614
96,279	CVB Financial Corp	2,479,184
1,500	Diamond Hill Investment Group Inc	277,530
24,000	Douglas Elliman Inc	97,680
11,800	Eagle Bancorp Inc	520,026
76,800	Empire State Realty Trust Inc REIT Class A	517,632
66,710	Employers Holdings Inc	2,877,202
8,200	Enact Holdings Inc(b)	197,784
2,300	Enstar Group Ltd(a)	531,392
6,300	Enterprise Financial Services Corp	308,448
13,900	Essent Group Ltd	540,432
Shares		Fair Value
Financial — (continued)
4,800	Evercore Inc Class A	$ 523,584
6,700	FB Financial Corp	242,138
21,942	Federal Agricultural Mortgage Corp Class C	2,473,083
14,600	Federated Hermes Inc	530,126
6,200	Financial Institutions Inc	151,032
41,800	First BanCorp	531,696
17,400	First Busey Corp	430,128
4,400	First Business Financial Services Inc	160,820
5,700	First Financial Corp	262,656
23,300	First Hawaiian Inc	606,732
11,500	First Internet Bancorp	279,220
6,896	First Merchants Corp	283,495
3,700	First Mid Bancshares Inc	118,696
7,900	First of Long Island Corp	142,200
20,900	Flushing Financial Corp	405,042
30,900	FNB Corp	403,245
5,600	FS Bancorp Inc	187,264
15,200	Granite Point Mortgage Trust Inc REIT	81,472
13,000	Great Ajax Corp REIT	94,250
3,300	Great Southern Bancorp Inc	196,317
31,100	Greenhill & Co Inc	318,775
15,500	Greenlight Capital Re Ltd Class A(a)	126,325
22,800	Hanmi Financial Corp	564,300
20,100	Hilltop Holdings Inc	603,201
3,700	Home Bancorp Inc	148,111
130,623	Home BancShares Inc	2,976,898
20,300	HomeStreet Inc	559,874
40,400	Hope Bancorp Inc	517,524
13,600	Horace Mann Educators Corp	508,232
15,200	Horizon Bancorp Inc	229,216
16,700	Independent Bank Corp	399,464
107,982	International Money Express Inc(a)	2,631,521
6,900	Investar Holding Corp	148,557
21,700	Janus Henderson Group PLC	510,384
21,600	Kearny Financial Corp/MD	219,240
9,000	Kemper Corp	442,800
23,100	Lakeland Bancorp Inc	406,791
11,800	Live Oak Bancshares Inc	356,360
10,600	Luther Burbank Corp	117,766
15,300	Macatawa Bank Corp	168,759
14,300	Marcus & Millichap Inc	492,635
27,872	McGrath RentCorp	2,752,081
7,400	Mercantile Bank Corp	247,752
4,600	Merchants Bancorp	111,872
7,600	Mercury General Corp	259,920
9,575	MFA Financial Inc REIT	94,314
30,700	MGIC Investment Corp	399,100
10,600	Midland States Bancorp Inc	282,172
6,100	MidWestOne Financial Group Inc	193,675
3,000	National Bankshares Inc	120,900
1,200	National Western Life Group Inc Class A	337,200
33,600	Navient Corp	552,720

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Financial — (continued)
56,100	New York Community Bancorp Inc	$ 482,460
91,300	New York Mortgage Trust Inc REIT	233,728
24,700	NMI Holdings Inc Class A(a)	516,230
4,000	Northeast Bank	168,400
11,500	Northeast Community Bancorp Inc	171,580
18,500	Northfield Bancorp Inc	291,005
2,400	Northrim BanCorp Inc	130,968
168,385	OceanFirst Financial Corp	3,578,181
1,600	Orrstown Financial Services Inc	37,056
8,600	Pacific Premier Bancorp Inc	271,416
20,900	PacWest Bancorp	479,655
44,600	Park Hotels & Resorts Inc REIT	525,834
4,700	Parke Bancorp Inc	97,478
8,600	PCB Bancorp	152,134
35,100	Pebblebrook Hotel Trust REIT	469,989
27,500	Perella Weinberg Partners	269,500
35,996	Pinnacle Financial Partners Inc	2,642,106
48,421	Popular Inc	3,211,281
66,125	Postal Realty Trust Inc REIT Class A	960,796
7,200	Preferred Bank	537,264
15,400	Premier Financial Corp	415,338
1,100	Primerica Inc	156,002
13,800	Primis Financial Corp	163,530
31,910	Prosperity Bancshares Inc	2,319,219
24,900	Provident Financial Services Inc	531,864
25,500	Radian Group Inc	486,285
6,100	RBB Bancorp	127,185
27,400	RE/MAX Holdings Inc Class A	510,736
3,900	Republic Bancorp Inc Class A	159,588
13,600	RMR Group Inc Class A	384,200
3,100	Safety Insurance Group Inc	261,206
15,300	Sandy Spring Bancorp Inc	539,019
162,500	Selectquote Inc(a)	109,184
43,900	Seritage Growth Properties REIT Class A(a)(b)	519,337
6,500	Sierra Bancorp	138,060
8,300	Silvercrest Asset Management Group Inc Class A	155,791
25,400	Simmons First National Corp Class A	548,132
76,800	SiriusPoint Ltd(a)	453,120
32,400	SLM Corp	537,840
2,859	Southern First Bancshares Inc(a)	130,799
2,700	Southern Missouri Bancorp Inc	123,741
26,916	SouthState Corp	2,055,306
76,969	STAG Industrial Inc REIT	2,486,868
9,000	Stewart Information Services Corp	384,570
34,178	Stifel Financial Corp	1,994,970
6,300	Territorial Bancorp Inc	151,263
9,300	Texas Capital Bancshares Inc(a)	560,883
Shares		Fair Value
Financial — (continued)
9,700	Towne Bank	$ 299,148
13,800	TPG RE Finance Trust Inc REIT	93,702
18,665	Triumph Financial Inc(a)	912,159
8,600	TrustCo Bank Corp NY	323,274
4,529	United Fire Group Inc	123,914
8,700	Univest Financial Corp	227,331
15,600	Victory Capital Holdings Inc Class A	418,548
25,700	Virtu Financial Inc Class A	524,537
2,080	Virtus Investment Partners Inc	398,195
16,900	Washington Federal Inc	566,995
5,300	Washington Trust Bancorp Inc	250,054
15,300	Waterstone Financial Inc	263,772
300	White Mountains Insurance Group Ltd	424,299
6,200	William Penn Bancorp	75,144
47,255	Wintrust Financial Corp	3,993,993
50,617	WSFS Financial Corp	2,294,975
		100,358,232
Industrial — 18.26%
35,129	AECOM	2,983,506
13,800	AerSale Corp(a)	223,836
24,560	Albany International Corp Class A	2,421,370
39,749	Altra Industrial Motion Corp	2,375,003
43,686	Arcosa Inc	2,373,897
15,333	Atkore Inc(a)	1,739,069
2,600	Atlas Air Worldwide Holdings Inc(a)	262,080
12,300	Avnet Inc	511,434
13,600	AZZ Inc	546,720
8,200	Barnes Group Inc	334,970
7,000	Belden Inc	503,300
5,900	Benchmark Electronics Inc	157,471
5,509	Boise Cascade Co	378,303
3,500	Chase Corp	301,910
26,504	Clean Harbors Inc(a)	3,024,636
14,900	Coherent Corp(a)	522,990
53,314	Columbus McKinnon Corp	1,731,106
900	Encore Wire Corp	123,804
14,100	Enerpac Tool Group Corp	358,845
5,100	EnerSys	376,584
16,900	Flowserve Corp	518,492
17,400	Fluor Corp(a)	603,084
4,000	Forward Air Corp	419,560
23,800	Gates Industrial Corp PLC(a)	271,558
146,839	Genco Shipping & Trading Ltd	2,255,447
89,500	GrafTech International Ltd	426,020
36,000	Great Lakes Dredge & Dock Corp(a)	214,200
14,300	Greenbrier Cos Inc	479,479
47,239	Griffon Corp	1,690,684
22,600	Heartland Express Inc	346,684
9,800	Hillenbrand Inc	418,166
8,600	Insteel Industries Inc	236,672
10,300	Itron Inc(a)	521,695

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2022
Shares		Fair Value
Industrial — (continued)
142,911	Janus International Group Inc(a)	$ 1,360,513
57,400	JELD-WEN Holding Inc(a)	553,910
16,788	Kadant Inc	2,982,052
88,186	Kimball Electronics Inc(a)	1,992,122
68,600	Latham Group Inc(a)	220,892
165,035	Leonardo DRS Inc(a)	2,109,147
6,400	Littelfuse Inc	1,409,280
8,400	Louisiana-Pacific Corp	497,280
168,841	LSB Industries Inc(a)	2,245,585
5,300	Matson Inc	331,303
97,308	MDU Resources Group Inc	2,952,325
5,100	Moog Inc Class A	447,576
4,400	Mueller Industries Inc	259,600
35,700	Mueller Water Products Inc Class A	384,132
14,400	Myers Industries Inc	320,112
52,065	National Instruments Corp	1,921,199
5,800	National Presto Industries Inc	397,068
4,700	Olympic Steel Inc	157,826
4,100	PAM Transportation Services Inc(a)	106,190
7,000	PGT Innovations Inc(a)	125,720
5,100	Plexus Corp(a)	524,943
900	Powell Industries Inc	31,662
6,200	Primoris Services Corp	136,028
19,400	Proto Labs Inc(a)	495,282
102,384	Pure Cycle Corp(a)	1,072,984
10,400	Ryerson Holding Corp	314,704
7,000	Sanmina Corp(a)	401,030
4,200	Sterling Infrastructure Inc(a)	137,760
26,972	TD SYNNEX Corp	2,554,518
17,700	Thermon Group Holdings Inc(a)	355,416
7,500	Timken Co	530,025
29,000	Tredegar Corp	296,380
12,000	TriMas Corp	332,880
188,497	TTM Technologies Inc(a)	2,842,535
51,200	Tutor Perini Corp(a)	386,560
33,030	UFP Industries Inc	2,617,628
20,542	UFP Technologies Inc(a)	2,421,696
24,000	Vishay Intertechnology Inc	517,680
152,501	Vontier Corp	2,947,844
2,900	Worthington Industries Inc	144,159
		69,488,121
Technology — 5.89%
25,200	ACI Worldwide Inc(a)	579,600
62,200	ACM Research Inc Class A(a)	479,562
5,100	Cirrus Logic Inc(a)	379,848
21,464	Concentrix Corp	2,858,146
5,500	CoreCard Corp(a)(b)	159,335
36,350	CSG Systems International Inc	2,079,220
4,000	Diodes Inc(a)	304,560
16,800	Ebix Inc	335,328
4,600	Insight Enterprises Inc(a)	461,242
5,700	IPG Photonics Corp(a)	539,619
4,300	Maximus Inc	315,319
9,600	MaxLinear Inc(a)	325,920
Shares		Fair Value
Technology — (continued)
18,600	NCR Corp(a)	$ 435,426
10,600	Outbrain Inc(a)	38,372
22,600	Photronics Inc(a)	380,358
98,481	Rambus Inc(a)	3,527,590
10,575	Science Applications International Corp	1,173,085
18,700	Semtech Corp(a)	536,503
29,329	Super Micro Computer Inc(a)	2,407,911
71,000	Telos Corp(a)	361,390
30,532	Tower Semiconductor Ltd(a)	1,318,982
7,300	TTEC Holdings Inc	322,149
157,578	Veradigm Inc(a)	2,779,676
23,300	Verra Mobility Corp(a)	322,239
		22,421,380
Utilities — 2.84%
40,212	ALLETE Inc	2,594,076
12,900	Avista Corp	571,986
34,287	Black Hills Corp	2,411,748
13,600	Hawaiian Electric Industries Inc	569,160
11,200	Northwest Natural Holding Co	533,008
9,200	NorthWestern Corp	545,928
7,000	ONE Gas Inc	530,040
8,400	Otter Tail Corp	493,164
10,600	PNM Resources Inc	517,174
10,600	Portland General Electric Co	519,400
14,700	South Jersey Industries Inc	522,291
8,200	Southwest Gas Holdings Inc	507,416
7,300	Spire Inc	502,678
		10,818,069
TOTAL COMMON STOCK — 97.29% (Cost $331,540,959)		$370,177,694
Principal Amount
SHORT TERM INVESTMENTS
Repurchase Agreements — 1.67%
$317,041	Undivided interest of 1.02% in a repurchase agreement (principal amount/value $31,116,103 with a maturity value of $31,130,831) with JP Morgan Securities, 4.26%, dated 12/31/22 to be repurchased at $317,041 on 1/3/23 collateralized by U.S. Treasury securities, 0.00% - 0.13%, 5/15/23 - 12/28/23, with a value of $31,738,427.(c)	317,041

See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Schedule of Investments
As of December 31, 2022
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,508,759	Undivided interest of 1.38% in a repurchase agreement (principal amount/value $109,701,194 with a maturity value of $109,753,607) with RBC Capital Markets Corp, 4.30%, dated 12/31/22 to be repurchased at $1,508,759 on 1/3/23 collateralized by various U.S. Government Agency securities, 2.00% - 6.00%, 9/1/24 - 10/20/52, with a value of $111,895,218.(c)	$ 1,508,759
1,508,759	Undivided interest of 1.39% in a repurchase agreement (principal amount/value $108,937,825 with a maturity value of $108,989,873) with Bank of America Securities Inc, 4.30%, dated 12/31/22 to be repurchased at $1,508,759 on 1/3/23 collateralized by Federal National Mortgage Association securities, 0.00% - 6.50%, 5/1/37 - 5/1/58, with a value of $111,116,581.(c)	1,508,759
1,508,759	Undivided interest of 1.85% in a repurchase agreement (principal amount/value $81,850,151 with a maturity value of $81,889,257) with Credit Agricole Securities (USA) Inc, 4.30%, dated 12/31/22 to be repurchased at $1,508,759 on 1/3/23 collateralized by Government National Mortgage Association securities, 3.00% - 4.00%, 11/20/48 - 8/20/52, with a value of $83,487,154.(c)	1,508,759
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$1,508,759	Undivided interest of 2.14% in a repurchase agreement (principal amount/value $70,517,679 with a maturity value of $70,551,371) with Citigroup Global Markets Inc, 4.30%, dated 12/31/22 to be repurchased at $1,508,759 on 1/3/23 collateralized by a U.S. Treasury security and various U.S. Government Agency securities, 0.00% - 5.50%, 8/28/23 - 12/1/52, with a value of $71,928,033.(c)	$ 1,508,759
TOTAL SHORT TERM INVESTMENTS — 1.67% (Cost $6,352,077)		$ 6,352,077
TOTAL INVESTMENTS — 98.96% (Cost $337,893,036)		$376,529,771
OTHER ASSETS & LIABILITIES, NET — 1.04%		$ 3,963,553
TOTAL NET ASSETS — 100.00%		$380,493,324

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2022.
(c)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2022
Empower Small Cap Value Fund
ASSETS:
Investments in securities, fair value (including $6,180,173 of securities on loan)(a)	$370,177,694
Repurchase agreements, fair value(b)	6,352,077
Cash	12,632,319
Dividends receivable	383,030
Subscriptions receivable	37,484
Receivable for investments sold	149,026
Total Assets	389,731,630
LIABILITIES:
Payable for director fees	8,131
Payable for investments purchased	710,243
Payable for other accrued fees	44,475
Payable for shareholder services fees	18,938
Payable to investment adviser	228,979
Payable upon return of securities loaned	6,352,077
Redemptions payable	1,875,463
Total Liabilities	9,238,306
NET ASSETS	$380,493,324
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,029,384
Paid-in capital in excess of par	329,862,488
Undistributed/accumulated earnings	45,601,452
NET ASSETS	$380,493,324
NET ASSETS BY CLASS
Investor Class	$62,950,663
Institutional Class	$317,542,661
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	250,000,000
Issued and Outstanding
Investor Class	2,019,800
Institutional Class	48,274,041
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$31.17
Institutional Class	$6.58
(a) Cost of investments	$331,540,959
(b) Cost of repurchase agreements	$6,352,077
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2022
Empower Small Cap Value Fund
INVESTMENT INCOME:
Income from securities lending	$41,966
Dividends	7,263,098
Foreign withholding tax	(12,702)
Total Income	7,292,362
EXPENSES:
Management fees	2,885,566
Shareholder services fees – Investor Class	231,955
Audit and tax fees	32,346
Custodian fees	26,593
Directors fees	34,044
Legal fees	10,169
Pricing fees	1,450
Registration fees	30,229
Shareholder report fees	1,163
Transfer agent fees	8,916
Other fees	14,067
Total Expenses	3,276,498
Less amount waived by investment adviser	42,066
Net Expenses	3,234,432
NET INVESTMENT INCOME	4,057,930
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	31,966,601
Net Realized Gain	31,966,601
Net change in unrealized depreciation on investments	(79,269,392)
Net Change in Unrealized Depreciation	(79,269,392)
Net Realized and Unrealized Loss	(47,302,791)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(43,244,861)
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2022 and December 31, 2021
Empower Small Cap Value Fund	2022	2021
OPERATIONS:
Net investment income	$4,057,930	$3,246,010
Net realized gain	31,966,601	83,376,877
Net change in unrealized appreciation (depreciation)	(79,269,392)	36,503,589
Net Increase (Decrease) in Net Assets Resulting from Operations	(43,244,861)	123,126,476
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income and net realized gains
Investor Class	(1,843,740)	(4,625,741)
Institutional Class	(43,318,002)	(83,109,335)
From Net Investment Income and Net Realized Gains	(45,161,742)	(87,735,076)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	19,421,763	28,518,311
Institutional Class	52,590,192	87,766,305
Shares issued in reinvestment of distributions
Investor Class	1,843,740	4,625,741
Institutional Class	43,318,002	83,109,335
Shares redeemed
Investor Class	(23,651,228)	(42,725,598)
Institutional Class	(93,670,805)	(148,060,678)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(148,336)	13,233,416
Total Increase (Decrease) in Net Assets	(88,554,939)	48,624,816
NET ASSETS:
Beginning of year	469,048,263	420,423,447
End of year	$380,493,324	$469,048,263
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	601,352	815,101
Institutional Class	7,177,849	9,067,349
Shares issued in reinvestment of distributions
Investor Class	60,351	130,272
Institutional Class	6,536,630	9,569,901
Shares redeemed
Investor Class	(729,169)	(1,224,460)
Institutional Class	(12,419,820)	(15,603,268)
Net Increase	1,227,193	2,754,895
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2022	$35.69	0.23	(3.83)	(3.60)	(0.02)	(0.90)	(0.92)	$31.17	(10.03%)
12/31/2021	$29.05	0.14	8.72	8.86	(1.20)	(1.02)	(2.22)	$35.69	30.67%
12/31/2020	$28.23	0.14	0.75	0.89	-	(0.07)	(0.07)	$29.05	3.20%
12/31/2019	$22.75	0.09	5.52	5.61	(0.00) (d)	(0.13)	(0.13)	$28.23	24.67%
12/31/2018	$27.91	0.05	(4.55)	(4.50)	-	(0.66)	(0.66)	$22.75	(16.20%)
Institutional Class
12/31/2022	$ 8.40	0.08	(0.92)	(0.84)	(0.08)	(0.90)	(0.98)	$ 6.58	(9.70%)
12/31/2021	$ 8.00	0.07	2.40	2.47	(1.05)	(1.02)	(2.07)	$ 8.40	31.17%
12/31/2020	$ 7.84	0.06	0.20	0.26	(0.03)	(0.07)	(0.10)	$ 8.00	3.54%
12/31/2019	$ 6.41	0.05	1.56	1.61	(0.05)	(0.13)	(0.18)	$ 7.84	25.17%
12/31/2018	$ 8.43	0.05	(1.37)	(1.32)	(0.04)	(0.66)	(0.70)	$ 6.41	(15.93%)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Investor Class
12/31/2022	$ 62,951	1.14%	1.09%	0.71%	46%
12/31/2021	$ 74,488	1.12%	1.09%	0.41%	40%
12/31/2020	$ 68,753	1.13%	1.09%	0.58%	93%
12/31/2019	$ 65,827	1.13%	1.09%	0.35%	25%
12/31/2018	$ 66,129	1.12%	1.09%	0.18%	35%
Institutional Class
12/31/2022	$317,543	0.74%	0.74%	1.06%	46%
12/31/2021	$394,560	0.73%	0.73%	0.77%	40%
12/31/2020	$351,671	0.74%	0.74%	0.97%	93%
12/31/2019	$223,721	0.73%	0.73%	0.71%	25%
12/31/2018	$192,501	0.74%	0.74%	0.58%	35%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Amount was less than $0.01 per share.
(e)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2022

EMPOWER FUNDS, INC.
EMPOWER SMALL CAP VALUE FUND Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Empower Funds, Inc. (Empower Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Empower Funds presently consists of forty-five funds. Interests in the Empower Small Cap Value Fund (the Fund) are included herein.
The investment objective of the Fund is to seek long-term capital growth.  The Fund is diversified as defined in the 1940 Act.  The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Empower Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.  Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Empower Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Empower Capital Management, LLC (ECM or the Adviser), to complete valuation determinations under those policies and procedures. Effective September 8, 2022, pursuant to Rule 2a-5 under the 1940 Act, the Board of Directors approved the Adviser as the Fund’s valuation designee to make all fair value determinations with respect to the Fund’s investments, subject to oversight by the Board of Directors.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Annual Report - December 31, 2022

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2022, all of the Fund’s investments are valued using Level 1 inputs, except for Short Term Investments, which are valued using Level 2 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Annual Report - December 31, 2022

Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	2022	2021
Ordinary income	$3,610,055	$42,904,424
Long-term capital gain	41,551,687	44,830,652
	$45,161,742	$87,735,076
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$511,827
Undistributed long-term capital gains	8,271,458
Capital loss carryforwards	—
Post-October losses	—
Net unrealized appreciation	36,818,167
Tax composition of capital	$45,601,452
At December 31, 2022, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2022, the Fund utilized $0 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2022, there were no remaining capital loss carryforwards.
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2022 were as follows:
Federal tax cost of investments	$339,711,604
Gross unrealized appreciation on investments	65,993,738
Gross unrealized depreciation on investments	(29,175,571)
Net unrealized appreciation on investments	$36,818,167

Annual Report - December 31, 2022

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Empower Funds entered into an investment advisory agreement with ECM, a wholly-owned subsidiary of Empower Annuity Insurance Company of America (Empower of America). As compensation for its services to Empower Funds, the Adviser receives monthly compensation at the annual rate of 0.71% of the Fund’s average daily net assets. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.74% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2023 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2022, the amounts subject to recoupment were as follows:
Expires December 31, 2023	Expires December 31, 2024	Expires December 31, 2025	Recoupment of Past Reimbursed Fees by the Adviser
$24,439	$19,949	$42,066	$0
The Adviser and Empower Funds entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. and Hotchkis & Wiley Capital Management, LLC.  The Adviser is responsible for compensating the Sub-Adviser for its services.
Empower Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of ECM and subsidiary of Empower of America. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the share class.
Empower Financial Services, Inc. (the Distributor), is a wholly-owned subsidiary of Empower of America and the principal underwriter to distribute and market the Fund.
Certain officers of Empower Funds are also directors and/or officers of Empower of America or its subsidiaries. No officer or interested director of Empower Funds receives any compensation directly from Empower Funds. The total compensation paid to the independent directors with respect to all forty-five funds for which they serve as directors was $1,258,500 for the fiscal year ended December 31, 2022.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $184,149,501 and $229,249,995, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2022, the Fund had securities on loan valued at $6,180,173 and received collateral as reported on the Statement of Assets and

Annual Report - December 31, 2022

Liabilities of $6,352,077 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2022, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2022, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2022

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Empower Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Empower Small Cap Value Fund (the “Fund”), one of the funds of Empower Funds, Inc., as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2023
We have served as the auditor of one or more Empower investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2022, 95% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Empower Funds is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Empower Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 79	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Director, Gold, Inc; Member, Colorado State Fair Board Authority; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	45	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 59	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners LLC; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	45	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Director, Colorado State Housing Board; and former Director, Grand Junction Housing Authority; Counseling and Education Center	45	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 68	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	45	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 79	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	45	N/A
Interested Director*****
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower Life & Annuity Insurance Company of New York (“Empower of NY”); President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 39	Director, President & Chief Executive Officer	Since 2020	Senior Vice President & Head of Empower Investments, Empower, Empower of America and Empower of NY; President, Chief Executive Officer & Manager, ECM; formerly, Vice President, Empower Funds Investment Products and Empower Advisory Group, LLC (“EAG”)	45	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 66	Chief Compliance Officer	Since 2016	Head of Compliance, Empower Investments, Empower; Chief Compliance Officer, ECM and EAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Empower Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 48	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Empower; Vice President and Counsel, ECM; Secretary, Empower of America; Corporate Secretary, Empower of NY; formerly, Vice President & Counsel, Empower Funds; Vice President, Counsel & Secretary, EAG & EFSI	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 47	Treasurer	Since 2016 (Assistant Treasurer) Since 2021 (as Treasurer)	Vice President, Fund Administration, Empower; Treasurer, ECM; Vice President & Treasurer, Empower Trust Company, LLC (“ETC”); formerly, Assistant Treasurer Empower Funds & ETC	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 55	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Administration, Empower; Assistant Treasurer, ECM; Assistant Vice President and Assistant Treasurer, ETC	N/A	N/A
Abhijit Dande 8515 East Orchard Road, Greenwood Village, CO 80111 42	Derivatives Risk Manager	Since 2022	Assistant Vice President, Financial Risk Management, Empower; Derivatives Risk Manager, ECM	N/A	N/A
* A Director who is not an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) is referred to as an “Independent Director.”
** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2024. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the sole member of Resolute Capital Asset Partners LLC, which is the general partner for Resolute Capital Asset Partners Fund I LP. Goldman Sachs & Co. LLC, the clearing agent and custodian for Resolute Capital Asset Partners Fund I LP, is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Empower Core Strategies: Inflation-Protected

Securities, Empower Inflation-Protected Securities and Empower Mid Cap Value Funds; and a Sub-Adviser of the Empower Core Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Empower Core Strategies: U.S. Equity, Empower International Growth and Empower Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (1) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Empower International Value Fund, (2) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Virtus Fixed Income Advisers, LLC, a Sub-Adviser of the Empower Multi-Sector Bond Fund, and (3) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Empower Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** An “Interested Director” refers to a Director who is an “interested person” of Empower Funds (as defined in Section 2(a)(19) of the 1940 Act, as amended) by virtue of their affiliation with ECM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Empower Funds and its Directors is available in the Empower Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Empower Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://www.greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Empower Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. Empower Funds’ Forms N-PORT are available on the Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Empower Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Empower Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $996,300 for fiscal year 2021 and $1,031,500 for fiscal year 2022.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $40,000 for fiscal year 2021 and $42,000 for fiscal year 2022. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2021 and $0 for fiscal year 2022.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Empower Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Empower Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Empower Funds that is responsible for the financial reporting or operations of Empower Funds was employed by those auditors and participated in any capacity in an audit of Empower Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Empower Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Empower Funds’ auditors will not provide the following non-audit services to Empower Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Empower Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the

1No pre-approval is required as to non-audit services provided to Empower Funds if: (a) the aggregate amount of all non-audit services provided to Empower Funds constitute not more than 5% of the total amount of revenues paid by Empower Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Empower Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Empower Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Empower Funds’ auditors to (a) Empower Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2021 equaled $2,255,405 and for fiscal year 2022 equaled $1,022,840.
(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Empower Funds, Empower Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Empower Funds; (b) these services were not recognized by Empower Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Empower Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Empower Funds’ primary investment adviser.

another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.
(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
EMPOWER FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2023
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2023